                                                                    EXHIBIT 4.15

                         [FACE OF SPECIMEN CERTIFICATE]

COMMON STOCK                                                        COMMON STOCK
   NUMBER                                                              SHARES
BAC

                                                        PAR VALUE $.01 PER SHARE

     THIS CERTIFICATE IS TRANSFERABLE
IN NEW YORK, N.Y. AND RIDGEFIELD PARK, N.J.                CUSIP  060505 10 4

                           BANK OF AMERICA CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

        SEE REVERSE FOR
        CERTAIN DEFINITIONS

IS THE OWNER OF

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Bank of America Corporation transferable in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the provisions of the Certificate of Incorporation, all amendments thereto, and the By-Laws of the Corporation, and to the rights, preferences and voting powers of the Preferred Stock of the Corporation now or hereafter outstanding; the terms of all such provisions, rights, preferences and voting powers being incorporated herein by reference. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

          Witness the facsimile seal and the facsimile signatures of the duly authorized officers of the Corporation.
Dated:

COUNTERSIGNED AND REGISTERED:
        MELLON INVESTOR SERVICES LLC

                        TRANSFER AGENT
BY                      AND REGISTRAR
                                 /s/ Rachel R. Cummings   /s/ Kenneth D. Lewis
    AUTHORIZED SIGNATURE         SECRETARY                CHAIRMAN OF THE BOARD,
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

[CORPORATE SEAL]

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                        [REVERSE OF SPECIMEN CERTIFICATE]
                           Bank of America Corporation

BANK OF AMERICA CORPORATION'S AUTHORIZED CAPITAL STOCK INCLUDES PREFERRED STOCKS WHICH, WHEN ISSUED, SHALL HAVE CERTAIN PREFERENCES OR SPECIAL RIGHTS IN THE PAYMENT OF DIVIDENDS, IN VOTING, UPON LIQUIDATION, OR OTHERWISE. THE CORPORATION WILL, UPON REQUEST, FURNISH TO ANY SHAREHOLDER WITHOUT CHARGE INFORMATION IN WRITING AS TO THE NUMBER OF SUCH SHARES OF EACH CLASS OR SERIES OF SUCH PREFFERED STOCKS AUTHORIZED AND OUTSTANDING AND A COPY OF THE PORTIONS OF THE CERTIFICATE OF INCORPORATION OR RESOLUTIONS CONTAINING THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF ALL SHARES AND ANY CLASS OR SERIES THEREOF. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE.
                             ______________________

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.
                             ______________________

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM -as tenants in common                      UNIF GIFT MIN ACT-______CUSTODIAN_______
                                                                         (Cust)         (Minor)
    TEN ENT - as tenants by the entireties                   under Uniform Gifts to Minors
    JT TEN - as joint tenants, with right of                 Act_________________________
             survivorship and not as tenants                             (State)
             in common

     Additional abbreviations may also be used though not in the above list.

                For value received, _______________________ hereby sell, assign and transfer unto

               PLEASE INSERT SOCIAL SECURITY
               OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

______________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________________

Signature     __________________________________________________________________
               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:
                         _______________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.